Trade and other receivables and other assets	12 Months Ended
Dec. 31, 2022
Trade and other receivables and other assets.
Trade and other receivables and other assets

16 Trade and other receivables and other assets

in EUR k	Dec 31, 2022	Dec 31, 2021	Jan 1, 2021
Non‑current
Other assets—Rental deposits	2,819	2,922	1,867
Other assets—Others	92	50	100
	2,911	2,972	1,967
Current
Trade receivables*	13,637	21,065	25,656
Contract assets*	2,911	2,397	3,332
Other assets	5,514	5,453	8,286
	22,062	28,915	37,274
Total non-current and current trade and other receivables and other assets	24,973	31,887	39,241

* Trade receivables and contract assets have been restated as of December 31, 2021, and January 1, 2021. Refer to Note 2.4.

Other non-current assets

The non-current portion of other assets mainly include cash deposit of EUR 2,550k, used to secure a bank guarantee of EUR 3,257k, relating to the leases of Rostock headquarters building, cash deposits of EUR 218k, used to secure a bank guarantee of EUR 257k, relating to the leases of Berlin office and EUR 51k for the leases of certain plant and machineries. It also includes EUR 92k for the cash deposit for the Central Procurement & Supplies Unit of Malta.

Trade receivables

Trade receivables are non-interest bearing and are generally due in 30 to 90 days. In general, portfolio-based expected credit loss allowances are recognized on trade receivables and contract assets (see note 22.2).

Other current assets

Other current assets include VAT receivables of EUR 2,039k (2021: EUR 253k; 2020: EUR 226k), prepaid expenses of EUR 2,620k (2021: EUR 3,346k; 2020: EUR 4,431k), receivables related to exercised share-based payment grants of EUR 74k (2021: EUR 116k; 2020: 1,253k). Receivables related to COVID-19 bank or credit card transactions are EUR nil in 2022 (2021: EUR 612k; 2020: 1,076k), as well as receivables from grants of EUR nil (2021: EUR nil; 2020: 442k).